SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                         February 6, 1998



                       THE PITTSTON COMPANY
      (Exact Name of registrant as specified in its charter)





    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P. O. Box 4229
Glen Allen, VA                               23058-4229
(Address of principal                        (Zip Code)
executive offices)



                          (804)553-3600
       (Registrant's telephone number, including area code)

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Item 5.  Other Events

          On February 6, 1998, the Registrant announced that its
Chairman of the Board, Chief Executive Officer and President has retired. A new President and Chief Executive Officer and non-executive Chairman of the Board have been elected. Registrant's press release dated February 6, 1998, is filed as an exhibit to this report and is incorporated herein by reference.


                             EXHIBITS

99(a)     Registrant's press release dated February 6, 1998.



                            SIGNATURE
          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE PITTSTON COMPANY
                                  (Registrant)



                              By /s/ Gary R. Rogliano
                                Senior Vice President and
                                Chief Financial Officer


Dated: February 6, 1998

                             EXHIBITS



Exhibit        Description

               99(a)          Registrant's press release dated February 6, 1998.